SUNAMERICA SERIES TRUST (the “Trust”)

Emerging Markets Portfolio (the “Portfolio”)

Supplement to the Statutory Prospectus dated April 30, 2012

This supplement supersedes the supplement dated December 11, 2012.

At a meeting held on November 29, 2012, the Board of Trustees of the Trust approved the termination of Putnam Investment Management, LLC (“Putnam”) as the subadviser responsible for managing the Portfolio and approved a new subadvisory agreement with J.P.Morgan Investment Management, Inc. (“JPMorgan”) as the subadviser to the Portfolio. This supplement describes changes in the fee table and expense example, investment strategies of the Portfolio, the risks associated with the Portfolio’s new investment strategy and changes in the Portfolio’s investment management arrangements.

With respect to a subadvisory agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote; however, an information statement explaining the subadviser change will be mailed to shareholders of the Portfolio. The effective date of the Subadvisory Agreement will be on or about January 14, 2013 (the “Effective Date”). The following changes will take place on the Effective Date:

Under the heading “Fees and Expenses of the Portfolio” the table is deleted and replaced with the following:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	1.11%	1.11%	1.11%
Distribution/Service (12b-1) Fees	—	0.15%	0.25%
Other Expenses	0.22%	0.22%	0.21%
Total Annual Portfolio Operating Expenses	1.33%	1.48%	1.57%
Fee Waivers and/or Expense Reimbursements (1)	0.11%	0.11%	0.11%
Total Annual Portfolio Operating Expenses
After Fee Waivers and/or Expense
Reimbursements (1)	1.22%	1.37%	1.46%

(1)	Effective January 14, 2013 through April 30, 2014, SAAMCo is contractually obligated to waive its advisory fee with respect to the Emerging Market Portfolio so that the advisory fee payable by the Portfolio to SAAMCo equals 1.00% of average daily net assets.

Under the heading “Expense Example” the table is deleted and replace with the following:

	1 Year	3 Year	5 Year	10 Year
(Class 1 Shares)	$124	$411	$718	$1,592
(Class 2 Shares)	139	457	798	1,759
(Class 3 Shares)	149	485	845	1,858

Under the heading “Principal Investment Strategies of the Portfolio” in the Summary Section the disclosure is deleted and replaced with the following:

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in common stocks, depositary receipts and other equity securities of companies primarily in emerging markets outside the U.S., which the subadviser believes, when compared to developed markets, have above average growth prospects.

Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of Western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. The Portfolio is not required to allocate its investments in any set percentages to any particular country. The Portfolio is not constrained by capitalization or style limits and will invest across sectors. The Portfolio will invest in securities across all market capitalizations, although the Portfolio may invest a significant portion of its assets in companies of one particular market capitalization category.

The Portfolio may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. In managing the Portfolio, the subadviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank securities in the Portfolio’s investment universe which the adviser uses to select securities. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it is permitted to invest. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may hedge a portion of its foreign currency exposure into the U.S. dollar.

Under the heading “Investment Adviser” in the Summary Section, all references to Putnam as subadviser and Daniel Graña as portfolio manager are deleted and is replaced with the following:

The Portfolio is subadvised by J.P.Morgan Investment Management, Inc.

Name	Portfolio Manager of the Portfolio Since	Title
George Iwanicki, Jr.	2013	Managing Director and Portfolio Manager
Anuj Arora	2013	Executive Director and Portfolio Manager

Under the heading “Management” and under the heading “Commission Recapture Program” the disclosure for the Emerging Markets Portfolio should be deleted and replaced with the following:

Portfolio	Class 1	Class 2	Class 3
Emerging Markets Portfolio	1.19%	1.34%	1.43%

Under the heading “Management” and under the heading “Expense Example After Waivers and/or Reimbursements” the disclosure for the Emerging Markets Portfolio should be deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Portfolio
(Class 1 Shares)	$121	$401	$702	$1,558
(Class 2 Shares)	136	448	782	1,726
(Class 3 Shares)	146	476	829	1,825

Under the heading “Management” and under the heading “Information about the Subadvisers” all references Putnam with respect to the Portfolio are deleted in their entirety. The disclosure for JPMorgan is supplemented with the following:

The Emerging Market Portfolio is managed by George Iwanicki, Jr. and Anuj Arora. Mr. Iwanicki, managing director, is a portfolio manager and global macro strategist within the Global Emerging Markets Equity Team. He joined JPMorgan in 1992 and is responsible for all top-down EM strategy, including quantitative screening and Asset Allocation. Mr. Arora, executive director, is a portfolio manager within the Emerging Markets Equity Team based in London. He joined JPMorgan in 2006 and he is focused on managing the GEM Diversified Strategy.

Dated: December 26, 2012

Versions: Class 1, Version A; Class 1 & 3, Version C-1; and Combined Master, Classes 1, 2, & 3